UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 22, 2016

CENTERPOINT ENERGY, INC.

(Exact name of registrant as specified in its charter)

Texas	1-31447	74-0694415
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1111 Louisiana Houston, Texas		77002
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (713) 207-1111

CENTERPOINT ENERGY RESOURCES CORP.

(Exact name of registrant as specified in its charter)

Delaware	1-13265	76-0511406
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1111 Louisiana Houston, Texas		77002
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (713) 207-1111

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry Into a Material Definitive Agreement.

Fourth Amended and Restated Agreement of Limited Partnership of Enable Midstream Partners, LP

On June 22, 2016, Enable GP, LLC, the general partner (the “General Partner”) of Enable Midstream Partners, LP (the “Partnership”), adopted the Fourth Amended and Restated Agreement of Limited Partnership of the Partnership (the “Amended Partnership Agreement”) to change the last permitted distribution date with respect to each fiscal quarter from the date that is 45 days following the close of such quarter to the date that is 60 days following the close of such quarter.

The foregoing description of the Amended Partnership Agreement does not purport to be complete and is qualified in its entirety by reference to Amended Partnership Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report, which is incorporated herein by reference.

Third Amended and Restated Limited Liability Company Agreement of Enable GP, LLC

On June 22, 2016, the General Partner adopted the Third Amended and Restated Limited Liability Company Agreement of the General Partner (the “Amended LLC Agreement”) to, among other things: (i) modify the distribution deadline with respect to each fiscal quarter from 50 days following the close of such quarter to five days following distributions by the Partnership for such quarter; (ii) incorporate changes from the First Amendment to the Second Amended and Restated Agreement of Limited Partnership of the Partnership that was adopted in connection with the initial public offering of the Partnership (the “Offering”); and (iii) delete certain provisions that have no effect after the Offering or on the period ending on the third anniversary of the formation of the Partnership.

The foregoing description of the Amended LLC Agreement does not purport to be complete and is qualified in its entirety by reference to the Amended LLC Agreement, a copy of which is filed as Exhibit 10.2 to this Current Report, which is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

EXHIBIT NUMBER	EXHIBIT DESCRIPTION

10.1	Fourth Amended and Restated Agreement of Limited Partnership of Enable Midstream Partners, LP, dated June 22, 2016.

10.2	Third Amended and Restated Limited Liability Company Agreement of Enable GP, LLC, dated June 22, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTERPOINT ENERGY, INC.

Date: June 24, 2016	By:	/s/ Dana C. O’Brien
Dana C. O’Brien
Senior Vice President, General Counsel and Corporate Secretary

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTERPOINT ENERGY RESOURCES CORP.

Date: June 24, 2016	By:	/s/ Dana C. O’Brien
Dana C. O’Brien
Senior Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

EXHIBIT NUMBER	EXHIBIT DESCRIPTION

10.1	Fourth Amended and Restated Agreement of Limited Partnership of Enable Midstream Partners, LP, dated June 22, 2016.

10.2	Third Amended and Restated Limited Liability Company Agreement of Enable GP, LLC, dated June 22, 2016.